Filed Pursuant to Rule 497(k)

Registration Nos.: 033-52742

SUNAMERICA SERIES TRUST

American Funds® Global Growth SAST Portfolio

(the “Portfolio”)

Supplement dated October 5, 2017, to the Portfolio’s Summary

Prospectus dated May 1, 2017, as supplemented and amended to date

Effective October 9, 2017, the Portfolio’s name will change as shown in the chart below to reflect the “New Portfolio Name.” The Portfolio will maintain its current investment adviser. In addition, there will be no changes in the Portfolio’s investment goals, strategies, or portfolio managers in connection with the renaming

Current Portfolio Name	New Portfolio Name
SUNAMERICA SERIES TRUST

American Funds® Global Growth SAST Portfolio	SA American Funds® Global Growth Portfolio

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.